EXHIBIT 21.  LIST OF SUBSIDIARIES AND PARTNERSHIPS OF THE REGISTRANT.



         SUBSIDIARY                     STATE OR COUNTRY OF INCORPORATION ORGANIZATION
         ----------                     ----------------------------------------------
                                                        100% OWNED ENTITIES
CMH MANUFACTURING, INC. (3)                             TENNESSEE
CMH HOMES, INC. (3)                                     TENNESSEE
VANDERBILT MORTGAGE & FINANCE, INC.                     TENNESSEE
CLAYTON-VANDERBILT, INC. (3)                            ARIZONA
VANDERBILT PROPERTY AND CASUALTY INSURANCE CO., LTD (3) BRITISH VIRGIN ISLANDS
CMH INSURANCE AGENCY, INC. (3)                          TENNESSEE
CABS, INC. (2)                                          TENNESSEE
CMH PARKS, INC. (3)                                     TENNESSEE
CMH CAPITAL, INC.                                       DELAWARE
VANDERBILT SPC, INC. (2)                                DELAWARE
CMH SERVICES, INC.                                      TENNESSEE
CMH OF KY, INC. (5)                                     KENTUCKY

                                                        50% TO 99% OWNED ENTITIES

CLAYTON'S - TULLAHOMA, INC. (4)                         TENNESSEE
VANDERBILT LIFE AND CASUALTY INSURANCE CO., LTD  (3)    BRITISH VIRGIN ISLANDS
COMMUNITY SALES, INC. (1)                               COLORADO
EASTERN STATES LIFE INSURANCE CO., INC. (3)             TURKS & CAICOS ISLANDS
MIDLAND STATES LIFE CO., INC. (3)                       TURKS & CAICOS ISLANDS

(1) OWNED 100% BY CMH PARKS, INC.
(2) OWNED 100% BY VANDERBILT MORTGAGE & FINANCE, INC.
(3) OWNED 100% BY CMH CAPITAL, INC.
(4) OWNED 50% BY CMH SERVICES, INC.
(5) OWNED 95% BY CMH HOMES, INC. AND 5% BY CMH INSURANCE AGENCY, INC.

     PARTNERSHIP
     -----------
                                                        50% TO 99% OWNED ENTITIES

BLEVINS PARTNERSHIP                                     TENNESSEE
CLAYTON-CAMBRIDGE, J/V                                  TENNESSEE
REDWOOD PARTNERS LIMITED                                COLORADO
PINE LAKE WEST ASSOCIATES LIMITED PARTNERSHIP           GEORGIA
CLAYTON HERITAGE, J/V                                   TENNESSEE
SOUTHGATE MOBILE HOME PARK                              TENNESSEE
CMH MANAGEMENT, LP                                      TENNESSEE




                                      19